Exhibit 10.3

CONFIDENTIAL

TO:	Southcross Holdings LP,

Southcross Energy Partners, L.P. and

Wells Fargo Bank, N.A.

Re:	Backstop Investment Commitment

Ladies and Gentlemen:

This Backstop Investment Commitment Letter (this “Letter Agreement”) is made as of December 29, 2016 by and among:

i.	Southcross Energy Partners, L.P. (“SXE”),

ii.	Southcross Holdings LP (“Holdings”),

iii.	Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”) under the Third Amended and Restated Revolving Credit Agreement, dated as of August 4, 2014, among SXE, as borrower, the Administrative Agent, and the lenders party thereto (as amended on or prior to the Effective Date, the “SXE Revolving Credit Agreement”),

iv.	TW Southcross Aggregator LP (“TW Aggregator”),

v.	TW BBTS Aggregator LP (“TW Main”),

vi.	TW Southcross Sidecar II LP (“TW Sidecar”),

vii.	TW Southcross Sidecar II(N-QP) LP (“TW Sidecar N-QP” and, together with TW Main and TW Sidecar, the TW Funds”),

viii.	EIG BBTS Holdings, LLC (“EIG Aggregator”),

ix.	EIG Energy XV (BBTS) Blocker, LLC (“EIG XV Blocker”),

x.	EIG Energy Fund XV Holdings, LP (“EIG XV Holdings”),

xi.	EIG Energy Fund XV Cayman Blocker, LP (“EIG XV Cayman Blocker”),

xii.	EIG Energy Fund XV (Cayman), L.P. (“EIG XV Cayman”),

xiii.	EIG Energy Fund XV-B, L.P. (“EIG XV-B”),

xiv.	EIG Energy Fund XV-A, L.P. (“EIG XV-A”),

xv.	EIG Energy Fund XV, L.P. (“EIG XV” and, together with EIG XV Blocker, EIG XV Holdings, EIG XV Cayman Blocker, EIG XV Cayman, EIG XV-B, and EIG XV-A, the “EIG XV Funds”),

xvi.	EIG Energy XIV Blocker (BBTS), LLC (“EIG XIV Blocker”),

xvii.	EIG Energy Fund XIV (Cayman), L.P. (“EIG XIV Cayman”),

xviii.	EIG Energy Fund XIV-B, L.P. (“EIG XIV-B”),

xix.	EIG Energy Fund XIV-A, L.P. (“EIG XIV-A”), and

xx.	EIG Energy Fund XIV, L.P. (“EIG XIV” and, together with EIG XIV Blocker, EIG XIV Cayman, EIG XIV-B, and EIG XIV-A, the “EIG XIV Funds”)

Reference is made to the Investment Agreement attached hereto as Annex I (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Investment Agreement”), dated as of the date hereof, by and among Holdings, SXE, and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings given to them in the Investment Agreement.

1.    Subject to receipt of a valid Backstop Demand meeting the requirements of Section 2.2 of the Investment Agreement by the EIG XIV Funds and the EIG XV Funds (collectively, the “EIG Funds”), the EIG Funds shall, within thirteen (13) Business Days of delivery of the applicable Investment Notice, be severally obligated, in accordance with the percentages set forth below, to fund an amount equal to 50.00% of the applicable Sponsor Shortfall Amount (or such larger amount as is unanimously agreed in writing by each of the TW Aggregator, the TW Funds, the EIG Aggregator and the EIG Funds (each, a “Sponsor”, and together, the “Sponsors”)) (the “EIG Amount”) as follows:

i.	EIG XV-B shall contribute 11.46675% of the EIG Amount to EIG XV Holdings, which shall in turn contribute such amount to EIG XV Blocker, which shall in turn contribute such amount to the EIG Aggregator;

ii.	EIG XV Cayman shall contribute 9.29633% of the EIG Amount to EIG XV Cayman Blocker, which shall in turn contribute such amount to EIG XV Holdings, which shall in turn contribute such amount to EIG XV Blocker, which shall in turn contribute such amount to the EIG Aggregator,

iii.	EIG XV-A shall contribute 11.86021% of the EIG Amount to the EIG Aggregator,

iv.	EIG XV shall contribute 17.37671% of the EIG Amount to the EIG Aggregator,

v.	EIG XIV Cayman shall contribute 11.25871% of the EIG Amount to EIG XIV Blocker, which shall in turn contribute such amount to the EIG Aggregator,

vi.	EIG XIV-B shall contribute 3.11974% of the EIG Amount to EIG XIV Blocker, which shall in turn contribute such amount to the EIG Aggregator,

vii.	EIG XIV-A shall contribute 18.81202% of the EIG Amount to the EIG Aggregator, and

viii.	EIG XIV shall contribute 16.80953% of the EIG Amount to the EIG Aggregator.

2.    Upon receipt of the EIG Amount pursuant to the contributions described in Section 1 of this Letter Agreement, the EIG Aggregator shall promptly (but in any event within thirteen (13) Business Days of delivery of the applicable Investment Notice) use the entirety of such EIG Amount to fund, in such proportions as the EIG Aggregator shall elect, (i) a Qualifying Investment pursuant Section 2.2 of the Investment Agreement or (ii) to the extent permitted by the limited partnership agreement of Holdings and the Investment Agreement, a contribution to Holdings in exchange for new equity in Holdings issued pursuant the terms of the limited partnership agreement of Holdings and otherwise on terms reasonably agreed between Holdings and the EIG Aggregator.

3.    Subject to receipt of a valid Backstop Demand meeting the requirements of Section 2.2 of the Investment Agreement by the TW Funds, the TW Funds shall, within thirteen (13) Business Days of delivery of the applicable Investment Notice, be severally obligated, in accordance with the percentages set forth below, to fund an amount equal to 50.00% of the applicable Sponsor Shortfall Amount (or such larger amount as is unanimously agreed in writing by each Sponsor) (the “TW Amount”) as follows (or in such other proportions directed by TW Aggregator at the time of the receipt of such Backstop Demand; provided that the TW Funds must be capable of, and have sufficient liquidity to, fund alternative proportions for such alternative direction to govern):

i.	TW Sidecar shall contribute 98.95% of the TW Amount to the TW Aggregator, and

ii.	TW Sidecar N-QP shall contribute 1.05% of the TW Amount to the TW Aggregator.

4.    Upon receipt of the TW Amount pursuant to the contributions described in Section 3 of this Letter Agreement, the TW Aggregator shall promptly (but in any event within thirteen (13) Business Days of delivery of the applicable Investment Notice) use the entirety of such TW Amount to fund, in such proportions as the TW Aggregator shall elect, (i) a Qualifying Investment pursuant Section 2.2 of the Investment Agreement or (ii) to the extent permitted by the limited partnership agreement of Holdings and the Investment Agreement, a contribution to Holdings in exchange for new equity in Holdings issued pursuant the terms of the limited partnership agreement of Holdings and otherwise on terms reasonably agreed between Holdings and the TW Aggregator.

5.    For the avoidance of doubt, and notwithstanding anything in this Letter Agreement to the contrary, (i) the aggregate funding obligations of the EIG Funds and the EIG Aggregator under this Letter Agreement shall not exceed $7,500,000 (the “EIG Commitment”) and (ii) the aggregate funding obligations of the TW Funds and the TW Aggregator under this Letter Agreement shall not exceed $7,500,000 (the “TW Commitment”).

6.    The Sponsors’ respective several obligations to fund their respective portions of the EIG Commitment or the TW Commitment, as applicable, may not be assigned; provided, that any Sponsor may fund all or a portion of its respective portion of the EIG Commitment or the TW Commitment, as applicable, through affiliates or affiliated funds or to entities governed by an affiliate or an affiliated fund; provided, further, that any such funding arrangements shall not relieve such Sponsor of its obligations under this Letter Agreement.

7.    During the term of this Letter Agreement, no EIG Funding Entity with a share of the EIG Commitment will, as of the last day of any fiscal quarter, permit the ratio (the “EIG Liquidity Ratio”) of (x) the liquidity of such EIG Funding Entity (which may include, without duplication, cash on hand, unfunded capital commitments and availability under any credit facilities) to (y) the unfunded amount of such EIG Funding Entity’s pro rata share of the EIG Commitment as of the end of such fiscal quarter, to be less than 1.10 to 1.00.

8.    Promptly after the last day of each fiscal quarter, but in any event not later than (x) for fiscal quarters ending March 31, June 30, or September 30, 60 days after the end of each such fiscal quarter and (y) for fiscal quarters ending December 31 (commencing with the fiscal quarter ending December 31, 2016), 90 days after the end of each such fiscal quarter, the EIG Aggregator shall deliver to each of SXE and the Administrative Agent (i) a certificate of a financial officer in the form attached hereto as Annex II certifying, to the knowledge of such financial officer, as to whether a default by any EIG Fund or the EIG Aggregator has occurred and is continuing hereunder and, if a default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) copies of the most recently available regular financial reports (prepared in conformity with GAAP) of the EIG Funding Entities.

9.    During the term of this Letter Agreement, no TW Funding Entity with a share of the TW Commitment will, as of the last day of any fiscal quarter, permit the ratio (the “TW Liquidity Ratio”) of (x) the liquidity of such TW Funding Entity (which may include, without duplication, cash on hand, unfunded capital commitments and availability under any credit facilities) to (y) the unfunded amount of such TW Funding Entity’s pro rata share of the TW Commitment as of the end of such fiscal quarter, to be less than 1.10 to 1.00.

10.    Promptly after the last day of each fiscal quarter, but in any event not later than (x) for fiscal quarters ending March 31, June 30, or September 30, 60 days after the end of each such fiscal quarter and (y) for fiscal quarters ending December 31 (commencing with the fiscal quarter ending December 31, 2016), 90 days after the end of each such fiscal quarter, the TW Aggregator shall deliver to each of SXE and the Administrative Agent (i) a certificate of a financial officer in the form attached hereto at Annex II certifying, to the knowledge of such financial officer, as to whether a default by any TW Fund or the TW Aggregator has occurred and is continuing hereunder and, if a default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) copies of the most recently available regular financial reports (prepared in conformity with GAAP) of the TW Funding Entities.

11.    Each Sponsor understands and agrees, to the fullest extent permitted under applicable law and except as otherwise be expressly provided herein, that each Sponsor shall remain obligated hereunder and the enforceability and effectiveness of this Letter Agreement and the rights, remedies, powers and privileges of Holdings, SXE and the Administrative Agent under this Letter Agreement shall not be affected, limited, reduced, discharged or terminated in any way as a result of, and each Sponsor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of the SXE Revolving Credit Agreement, the Investment Agreement, any other Loan Document; (B) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of any Sponsor, Holdings or any other Person at any time liable for the payment of all or part of the Holdings’ obligations under the Investment Agreement or the failure of Holdings, SXE or the Administrative Agent to file or enforce a claim in bankruptcy or other proceeding with respect to any person. Notwithstanding the foregoing, the Sponsors obligations shall be subject to the express terms and conditions of this Letter Agreement (including, with respect to the applicable Sponsors’ obligations under Sections 1, 2, 3, and 4, the receipt of a valid Backstop Demand meeting the requirements of Section 2.2 of the Investment Agreement).

12.    In the event any payment by Holdings or any Sponsor in respect of the obligations of Holdings under the Investment Agreement is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason, SXE is required to refund such payment or pay the amount thereof to any other party, such payment by Holdings or any Sponsor to SXE shall not constitute a release of any from any liability hereunder, and this Letter Agreement shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by SXE of this Letter Agreement or of any Sponsor), as the case may be, with respect to, and this Letter Agreement shall apply to, any and all amounts so refunded by SXE or paid by SXE to another Person.

13.    Notwithstanding anything to the contrary contained herein (including without limitation, Section 16), each Sponsor hereby consents to the pledge by SXE of all of its rights under this Letter Agreement as Collateral in favor of (i) the Administrative Agent, for the ratable benefit of the Secured Parties pursuant to the Guaranty and Collateral Agreement and (ii) the Term Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Term Loan Agreement) pursuant to the Guaranty and Collateral Agreement (as defined in the Term Loan Agreement). SXE, Holdings and each Sponsor acknowledge that this Letter Agreement is a Loan Document. Capitalized terms used in this paragraph without definition herein or in the Investment Agreement shall have the meanings given to them in the Credit Agreement.

14.    This Letter Agreement shall become effective only upon execution and delivery of (i) this Letter Agreement and (ii) the Investment Agreement.

15.    This Letter Agreement, and all obligations hereunder (including each Sponsor’s several obligations to fund to its respective portion of the EIG Commitment or the TW Commitment, as applicable) shall terminate upon the earliest to occur of (i) termination of the Investment Agreement and (ii) the date on which there is no remaining Committed Amount under the Investment Agreement (subject to reinstatement solely as provided in Section 12 above).

16.    Except as set forth in Section 13, this Letter Agreement shall be binding on and solely to the benefit of and enforceable by the parties hereto and nothing set forth in this Letter Agreement shall be construed to confer upon or give to any other Person any benefits, rights or remedies under this Letter Agreement. The funding obligations of each Sponsor contained herein shall be directly enforceable by Holdings, SXE and the Administrative Agent, including by means of specific performance as provided in Section 17, at the sole cost and expense of SXE and reimbursable to the Administrative Agent pursuant to Section 12.03 of the Credit Agreement.

17.    Each Sponsor acknowledges and agrees that damages may be difficult to ascertain and may not be an adequate remedy for its breach of this Letter Agreement, and therefore SXE (and the Administrative Agent on behalf of SXE) shall be entitled to specifically enforce this Agreement. Any past due amount owing under this Letter Agreement shall accrue interest at a rate per annum equal to two percent (2%) and shall be payable upon demand.

18.    Notwithstanding anything that may be expressed or implied in this Letter Agreement, the parties hereto, by their acceptance of the benefits of this equity commitment, each covenant, agree and acknowledge that no Person other than the parties hereto shall have any obligation hereunder and that, notwithstanding that the undersigned may be a limited partnership, no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, other direct or indirect beneficial owner, affiliate or assignee of the undersigned or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, other direct or indirect beneficial owner, affiliate or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law or otherwise, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, other direct or indirect beneficial owner, affiliate or assignee of the undersigned or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, other direct or indirect beneficial owner, affiliate or assignee of any of the foregoing, as such, for any obligations of the undersigned under this Letter Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of such obligation or their creation.

19.    Each of the Sponsors hereby severally represents and warrants to Holdings, SXE and the Administrative Agent that (i) such Sponsor has all necessary power and authority to execute, deliver and perform this Letter Agreement, (ii) the execution, delivery and performance of this Letter Agreement by such Sponsor has been duly and validly authorized and approved by all necessary limited partnership or corporate action by such Sponsor, (iii) this Letter Agreement has been duly and validly executed and delivered by such Sponsor and constitutes a valid and legally binding obligation of such Sponsor, and (iv) the execution, delivery and performance of this Letter Agreement by such Sponsor does not and will not conflict with, violate the terms of or result in the acceleration of any obligation under (a) any material contract, material commitment or other material instrument to which such Sponsor is a party or is bound, or (b) the limited liability company agreement, limited partnership agreement, or other applicable governing documents of such Sponsor.

20.    All notices, demands (including Backstop Demands) or communications to the Sponsors required or permitted under this Letter Agreement shall be in writing and delivered personally, by reputable overnight delivery service or other courier with charges prepaid, by certified mail, postage prepaid and return receipt requested, or by facsimile transmission or e-mail that is confirmed by the recipient writing, sent as follows:

If to the EIG Aggregator or any EIG Fund:

EIG Global Energy Partners

333 Clay Street, Suite 3500

Houston, TX, 77002

Attention: Matthew Hartman

Fax: (713) 615-7468

Email: matthew.hartman@eigpartners.com

with copies (which alone shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY, 10022

Attention: M. Natasha Labovitz

Fax: (212) 909-6836

Email: nlabovitz@debevoise.com

If to the TW Aggregator or any TW Fund:

Tailwater Capital LLC

2021 McKinney Ave., Ste. 1250

Dallas, TX 75201

Attention: Jason Downie

Fax: 214-292-8562

Email: jdownie@tailwatercapital.com

If to the Administrative Agent:

Wells Fargo Bank, N.A.

1000 Louisiana Street

9th Floor

Houston, TX 77002

Attn: Kristen Brockman

Fax: (713) 739-1087

Email: Kristen.Brockman@wellsfargo.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.

2001 Ross Ave., Suite 3700

Dallas, TX 75201-2975

Attn: Chris Dawe

Fax: 214-999-7837

Email: cdawe@velaw.com

21.    This Letter Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the laws of the State of New York, New York County, without giving effect to its principles or rules of conflict of laws, to the extent such principles are not mandatorily applicable by statute and would permit or require the application of the laws of another jurisdiction. The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, in the City of New York (and in the absence of federal jurisdiction, the parties hereto consent to be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County) solely in respect of the interpretation and enforcement of the provisions of this Letter Agreement, and irrevocably agree that all claims in respect of the interpretation and enforcement of the provisions of this Letter Agreement, or with respect to any action or proceeding hereunder, shall be heard and determined in the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, in the City of New York (and in the absence of federal jurisdiction, the parties hereto consent to be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County), and that such jurisdiction of such courts with respect thereto shall be exclusive, except solely to the extent that all such courts shall lawfully decline to exercise such jurisdiction. Each party hereto hereby waives and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject to such jurisdiction. Each party hereto hereby waives and agrees not to assert, to the maximum extent permitted by law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that such action, suit or proceeding may not be brought or is not maintainable in such courts, that the venue thereof may not be appropriate or that this Letter Agreement may not be enforced in or by such courts. The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LETTER AGREEMENT.

22.    Together with the Investment Agreement, this Letter Agreement constitutes the sole agreement, and supersedes all prior agreements, understandings and statements, written or oral, between the undersigned or any of its affiliates and any other person with respect to the subject matter hereof. The terms of this Letter Agreement may not be modified or otherwise amended, or waived, except pursuant to a written agreement signed by the parties hereto. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

23.    A default or breach by any Sponsor under this Agreement that does not involve the payment of money shall not constitute a default or breach by such Sponsor for purposes of the Credit Agreement provided that the full Committed Amount is funded into SXE within the timelines set forth in the Investment Agreement.

[Rest of Page Left Intentionally Blank]

Very truly yours,

EIG Energy Fund XIV, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XIV-A, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XIV-B, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

[Signature Page to Backstop Investment Commitment Letter]

EIG Energy Fund XIV (Cayman), L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy XIV Blocker (BBTS), LLC
By: EIG Management Company, LLC, it manager

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XV, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

[Signature Page to Backstop Investment Commitment Letter]

EIG Energy Fund XV-A, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XV-B, L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XV (Cayman), L.P.
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

[Signature Page to Backstop Investment Commitment Letter]

EIG Energy Fund XV Cayman Blocker, L.P.
By: EIG Energy Fund XV Cayman Blocker GP, LLC, its general partner
By: EIG Energy Fund XV (Cayman), L.P., its sole member
By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy Fund XV Holdings, LP
By: EIG Funds Management, LLC, its general partner

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

EIG Energy XV (BBTS) Blocker, LLC
By: EIG Management Company, LLC, its manager

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

[Signature Page to Backstop Investment Commitment Letter]

EIG BBTS Holdings, LLC
By: EIG Management Company, LLC, its manager

By:	/s/ Wallace Henderson
Name:	Wallace Henderson
Title:	Managing Director

By:	/s/ Matthew Hartman
Name:	Matthew Hartman
Title:	Senior Vice President

[Signature Page to Backstop Investment Commitment Letter]

TW Southcross Aggregator LP
By: TW/LM GP SUB, LLC, its general partner

By:	/s/ Jason Downie
Name:	Jason Downie
Title:	Managing Partner

TW Southcross Sidecar II LP
By: TW GP EF-I GP, LLC, its general partner

By:	/s/ Jason Downie
Name:	Jason Downie
Title:	Managing Partner

TW Southcross Sidecar II(N-QP) LP
By: TW GP EF-I GP, LLC, its general partner

By:	/s/ Jason Downie
Name:	Jason Downie
Title:	Managing Partner

TW BBTS Aggregator LP
By: TW/LM GP SUB, LLC, its general partner

By:	/s/ Jason Downie
Name:	Jason Downie
Title:	Managing Partner

[Signature Page to Backstop Investment Commitment Letter]

Acknowledged and agreed as of the date first above written:

SOUTHCROSS HOLDINGS LP

By:	SOUTHCROSS HOLDINGS GP LLC,
its General Partner

By:	/s/ Kelly J. Jameson
Name:	Kelly J. Jameson
Title:	Senior Vice President and General Counsel

SOUTHCROSS ENERGY PARTNERS, L.P.

By:	SOUTHCROSS ENERGY PARTNERS GP, LLC,
its General Partner

By:	/s/ Bret M. Allan
Name:	Bret M. Allan
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Backstop Investment Commitment Letter]

WELLS FARGO BANK, N.A., as Administrative Agent

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Director

[Signature Page to Backstop Investment Commitment Letter]

Annex I

Investment Agreement

[See Attached]

Annex II

Form of Compliance Certificate

I, [                    ]1, the financial officer of [the manager of] [EIG BBTS Holdings, LLC] / [TW Southcross Aggregator LP] (the “Sponsor”) (solely in such capacity and not in my individual capacity), hereby certify that, to my knowledge, with respect to that certain Backstop Investment Commitment Letter, dated as of December [●], 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Letter Agreement”; capitalized terms used herein without definition shall have the meanings given to them in such Letter Agreement) by and among Southcross Energy Partners, L.P., Southcross Holdings LP, Wells Fargo Bank, N.A., as administrative agent, the Sponsor and the other parties thereto, no default by any of (i) the Sponsor or (ii) any [TW] / [EIG] Fund has occurred and is continuing thereunder.2

By:
Name:
Title:

[1]	Insert name of financial officer.
[2]	If a default has occurred and is continuing, then instead specify the details of such default and any action taken or proposed to be taken with respect thereto.